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                                                                 EXHIBIT 99.01

                           DAEDALUS ENTERPRISES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF DAEDALUS ENTERPRISES, INC.


         The undersigned stockholder hereby appoints Thomas R. Ory and John D. Sanders, or either of them, the attorney and proxies of the undersigned, with power of substitution, to vote all the shares of common stock of Daedalus Enterprises, Inc. standing in the name of the undersigned at the close of business on April 20, 1998 at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 28, 1998 at 9:00 a.m., local time, and at any and all adjournments thereof, upon the matters set forth herein, all of which are proposed by Daedalus Enterprises, Inc.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Joint Proxy Statement/Prospectus dated April __, 1998, is unable to serve or, for good cause, will not serve.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Joint Proxy Statement/Prospectus dated April __, 1998 and the 1997 Annual Report to Stockholders and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.



                                                               ----------------
                                                                  SEE REVERSE
                                                                     SIDE
                                                               ----------------


                         (TO BE SIGNED ON REVERSE SIDE)



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[ X ]  Please mark your
        votes as in this
        example

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                                                                                                          WITHHELD
                                                                                              FOR         from all
                                                                                         all nominees     nominees     NOMINEES
                                   FOR   AGAINST  ABSTAIN
1.  APPROVAL OF AN AMEND-          [ ]     [ ]     [ ]        2.  ELECTION OF                  [ ]           [ ]
    MENT TO CERTIFICATE OF                                        DIRECTORS
    INCORPORATION                                                 Election of                                   Thomas R. Ory
                                                                  directors to                                  William S. Panschar
To approve an amendment to the Daedalus                           hold office until                             Philip H. Power
Enterprises, Inc. Certificate of Incorporation                    the Annual Meeting                            John D. Sanders
to change the name of Daedalus Enterprises,                       of Stockholders in 1999.                      Chrles G. Stanich
Inc. to "Sensys Technologies  Inc." and
increase the number of authorized shares of                FOR,  except vote withheld from the following nominee(s):________________
par value $.01 per share to 5,000,000.                     (INSTRUCTION:  To withhold authority to vote for any nominee, write that nominee's name in the space provided.


                                   FOR   AGAINST  ABSTAIN

 3.  APPROVAL OF AN AMENDMENT
     TO LONG-TERM INCENTIVE PLAN   [ ]     [ ]      [ ]

To approve an amendment to the
Daedalus Enterprises, Inc. Long-
Term Incentive Plan to increase
the number of shares issuable
under the Plan and to increase the
limit on the number of shares that                            Brokers executing proxies should indicate the number of shares
may be subject to options granted to                          with respect to options granted to any salaried employee in which
any salaried employee in any three                            authority is conferred by this Proxy if less than all shares
consecutive fiscal years.                                     held as any three consecutive fiscal years. nominees are to be voted.







Dated:                        , 1998       Signature                                       Signature
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Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.
PLEASE EXECUTE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.